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<FILENAME>certification 33102.txt
                                                           Exhibit 99.2



Insert for Below Signatures on Form 10-Q (3-31-02)


                                     CERTIFICATION



               Pursuant to 18 U.S.C., Section 1350, the undersigned officer of Uptowner Inns, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  ___________              ____________________________
                                             Name:  /s/ Carl E. Midkiff
                                             Title:     Chief Executive Officer




                                      CERTIFICATION



               Pursuant to 18 U.S.C., Section 1350, the undersigned officer of Uptowner Inns, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  ___________              ____________________________
                                             Name:  /s/ David Robinson
                                             Title:     Chief Financial Officer